UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2003

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 State Highway 121 Bypass, Suite 170 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits. The following exhibit is filed with this report:

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 8, 2003 reporting operating results for second quarter 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2003, U.S. Home Systems, Inc. (the “Company”) announced via press release the Company’s results for its three- and six-month periods ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 12 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on August 8, 2003 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/S/ MURRAY H. GROSS
Murray H. Gross President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 8, 2003 reporting operating results for second quarter 2003.